                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                              -----------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




              Date of Report (Date of Earliest Event Reported):
                               August 15, 1996



                              -----------------



                             THE COMPANY DOCTOR
           (Exact name of registrant as specified in its charter)



     DELAWARE                      1-14150                       72-1234136
(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)


                                 SUITE 1800
                             5215 NORTH O'CONNOR
                             IRVING, TEXAS 75039
                  (Address of principal executive offices)



                               (817) 277-0000
            (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Company Doctor (the "Company") and Donald F. Angle, M.D., P.A., a Texas professional association of physicians and other medical professionals (the "Physician Group") have entered into Asset Purchase Agreements (the "Agreements") to acquire the sole proprietorship (the "Practice") of C.A. Riser, M.D. (the "Physician"), a doctor practicing occupational and family care medicine in Baytown, Texas, a suburb of Houston. Simultaneously with the execution of the Agreements, the Company and the Physician Group entered into an addendum to their practice management agreement pursuant to which the Company manages the various medical practices of the Physician Group to include the Practice. The Company assists the Physician Group in the marketing and expansion of their medical practices and has been assisting in the marketing and management of the Practice since early May. The Company expects to install its management information system in the newly acquired facility as soon as practicable.

         Pursuant to the Agreements, the Physician Group has acquired the medical practice assets and certain goodwill and the Company has acquired certain accounts receivable, equipment, supplies and goodwill of the Practice in exchange for (i) 33,334 shares of the Company's Common Stock to be issued within 15 days of closing, (ii) an additional number of shares of Common Stock to be issued on February 28, 1997 which are valued (based on the closing price of the stock on February 27, 1997) at $350,000, (iii) $300,000 in cash, and (iv) a secured promissory note in the principal amount of $750,000. The note bears interest at the rate of 9.5% per annum and provides for monthly payments of $10,000 with the balance due on April 15, 1997.

         The Physician has been granted registration rights with respect to the shares of Common Stock. The Physician has agreed that he will not sell more than 1\12 of the total shares issued in the transaction during any month. The Physician has entered into a standard physician employment agreement with the Physician Group to perform as a Staff Physician for standard compensation rates. In addition, the Physician has entered into the standard Regional Medical Director employment agreement to serve as Regional Medical Director of the Practice.

         The closing of the transactions contemplated by the Agreements were consummated on August 15, 1996, effective as of May 9, 1996.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) It is impracticable to provide the required financial statements relative to the Practice at this time. In accordance with Item 7(a)(1), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (b) It is impracticable to provide the required pro forma financial information relative to the Practice and the Registrant at this time. In accordance with Item 7(b)(2), the Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                                 Reg. S-K
Exhibit No.               Description                                                                            Item No.
- -----------               -----------                                                                            --------
   2.3                    Asset Purchase Agreement by and between C.A. Riser, M.D.
                          and The Company Doctor, including Security Agreement                                      2

   2.4                    Asset Purchase Agreement by and between C.A. Riser, M.D.
                          and Donald F. Angle, M.D., P.A., including Secured Promissory
                          Note and Security Agreement                                                               2

ITEM 8.  CHANGE OF FISCAL YEAR

         Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE COMPANY DOCTOR



Date:  August 29, 1996            By: /s/ FRED G. PARRISH
                                      ----------------------------------------
                                      Fred G. Parrish, Chief Operating Officer

                                 EXHIBIT INDEX

Exhibit No.         Description
- -----------         -----------
  2.3               Asset Purchase Agreement by and between C.A. Riser, M.D.
                    and The Company Doctor, including Security Agreement

  2.4               Asset Purchase Agreement by and between C.A. Riser, M.D.
                    and Donald F. Angle, M.D., P.A., including Secured
                    Promissory Note and Security Agreement